Exhibit 8.1

List of Subsidiaries of AerCap Holdings N.V.

The subsidiaries which are taken up in the consolidated financial statements are direct and indirect subsidiaries 100% owned, unless otherwise stated.

Subsidiary name	Jurisdiction of incorporation
ILFC Aruba A.V.V.	Aruba
ILFC Australia Holdings Pty. Ltd.	Australia
ILFC Australia Pty. Ltd.	Australia
Wombat 30633 Leasing Pty Ltd	Australia
Wombat 30638 Leasing Pty Ltd	Australia
Wombat 30644 Leasing Pty Ltd	Australia
Wombat 30648 Leasing Pty Ltd	Australia
Wombat 30658 Leasing Pty Ltd	Australia
Wombat 3474 Leasing Pty Ltd	Australia
Wombat 3495 Leasing Pty Ltd	Australia
Wombat 3547 Leasing Pty Ltd	Australia
Wombat 3668 Leasing Pty Ltd	Australia
Wombat V Leasing Pty Ltd	Australia
Wombat VI Leasing Pty Ltd	Australia
AerCap Holdings (Bermuda) Limited	Bermuda
AerCap International Bermuda Limited	Bermuda
AerCap Leasing 3034 (Bermuda) Limited	Bermuda
AerCap Leasing MSN 2413 (Bermuda) Limited	Bermuda
AerFunding 1 Limited and subsidiaries (5%)	Bermuda
Aircraft Lease Securitisation II Ltd. and subsidiaries (5% owned by AerCap Ireland Limited.)	Bermuda
Aquarius Aircraft Leasing Limited	Bermuda
Ararat Aircraft Leasing Limited	Bermuda
CloudFunding III Limited	Bermuda
Copperstream Aircraft Leasing Limited	Bermuda
Flotlease 973 (Bermuda) Limited	Bermuda
Genesis Portfolio Funding I Limited	Bermuda
GLS Atlantic Alpha Limited	Bermuda
Goldstream Aircraft Leasing Limited	Bermuda
ILFC (Bermuda) 4, Ltd.	Bermuda
ILFC (Bermuda) 5, Ltd.	Bermuda
ILFC (Bermuda) 6, Ltd.	Bermuda
ILFC (Bermuda) 7, Ltd.	Bermuda
ILFC (Bermuda) III, Ltd.	Bermuda
Lare Leasing Limited	Bermuda
LC (BERMUDA) NO. 2 LTD	Bermuda
Roselawn Leasing Limited	Bermuda
Ross Leasing Limited	Bermuda
Silverstream Aircraft Leasing Limited	Bermuda
Wahaflot Leasing 3699 (Bermuda) Limited	Bermuda

Westpark 1 Aircraft Leasing Limited	Bermuda
Whitestream Aircraft Leasing Limited	Bermuda
AerCap Aircraft Purchase Limited	Cayman Islands
AerCap HK-320-A Limited	Cayman Islands
AerCap HK-320-B Limited	Cayman Islands
AerCap HK-320-C Limited	Cayman Islands
ILFC Cayman Limited	Cayman Islands
Eaststar Limited	China
ILFC (Beijing) Services Co., Ltd	China
North Star Company Limited	China
Southstar Limited	China
Biarritz Location S.A.R.L.	France
Calais Location S.A.R.L.	France
Grenoble Location S.A.R.L.	France
ILFC France S.A.R.L.	France
Lille Location S.A.R.L.	France
Mulhouse Location S.A.R.L.	France
Nancy Location S.A.R.L.	France
Nice Location S.A.R.L.	France
Strasbourg Location S.A.R.L.	France
Toulouse Location S.A.R.L.	France
AerBorne Funding Limited	Ireland
AerCap A330 Holdings Limited	Ireland
AerCap Administrative Services Limited	Ireland
AerCap Asset Finance Limited	Ireland
AerCap Cash Manager II Limited	Ireland
AerCap Cash Manager Limited	Ireland
AerCap Celtavia 4 Limited	Ireland
AerCap Celtavia 5 Limited	Ireland
AerCap Engine Leasing Limited	Ireland
AerCap Finance Limited	Ireland
AerCap Financial Services (Ireland) Limited	Ireland
AerCap Holding & Finance Limited	Ireland
AerCap Ireland Asset Investment 1 Limited	Ireland
AerCap Ireland Asset Investment 2 Limited	Ireland
AerCap Ireland Capital Designated Activity Company	Ireland
AerCap Ireland Funding 1 Limited	Ireland
AerCap Ireland Limited	Ireland
AerCap Irish Aircraft Leasing 2 Limited	Ireland
AerCap Leasing 3034 Limited	Ireland
AerCap Leasing 8 Limited	Ireland
AerCap Leasing 946 Limited	Ireland
AerCap Note Purchaser Limited	Ireland
AerCap Partners 2 Holding Limited and subsidiary (50%)	Ireland
AerCap Partners 3 Holding Limited (50%) (unconsolidated)	Ireland
AerCap Partners 767 Holdings Limited (50%) (unconsolidated) & Subsidiary (50%)	Ireland

AerCap Partners I Holding Limited and Subsidiaries (50%)	Ireland
AerDragon Aviation Partners Limited and Subsidiaries (16.667%) (unconsolidated)	Ireland
AerFi Group Limited	Ireland
AerLift Leasing Jet Limited (50%)	Ireland
AerVenture Export Leasing Limited	Ireland
AerVenture Limited (and subsidiaries)	Ireland
Andes Aircraft Leasing Limited	Ireland
Andromeda Aircraft Leasing Limited	Ireland
Annamite Aircraft Leasing Limited	Ireland
BlowfishFunding Limited	Ireland
Burgundy Aircraft Leasing Limited	Ireland
Calliope Limited	Ireland
Camden Aircraft Leasing Limited	Ireland
Castletroy Leasing Limited	Ireland
CelestialFunding Limited	Ireland
Celtago Funding Limited	Ireland
Celtago II Funding Limited	Ireland
Charleville Aircraft Leasing Limited	Ireland
CieloFunding Holdings Limited	Ireland
Clarity Leasing Limited	Ireland
CloudFunding II Limited	Ireland
CloudFunding Limited	Ireland
CuttlefishFunding Limited	Ireland
Danang Aircraft Leasing Limited	Ireland
Danang Aircraft Leasing No. 2 Limited	Ireland
Electra Funding Ireland Limited	Ireland
Eris Aircraft Limited	Ireland
Excalibur Aircraft Leasing Limited	Ireland
Fansipan Aircraft Leasing Limited	Ireland
Flotlease MSN 3699 Limited	Ireland
Flotlease MSN 973 Limited	Ireland
FlyFunding Limited	Ireland
Geministream Aircraft Leasing Limited	Ireland
Geneva Triple Sept Leasing Limited	Ireland
Glide Aircraft 35A-29 Ltd	Ireland
Glide Aircraft 73B-41815 Limited	Ireland
Glide Aircraft 78B-38765 Limited	Ireland
Glide Funding Limited	Ireland
Gunung Leasing Limited	Ireland
Harmonic Aircraft Leasing Limited	Ireland
Hyperion Aircraft Financing Limited & Subsidiaries	Ireland
ILFC Aircraft 32A-2797 Limited	Ireland
ILFC Aircraft 33A-1284 Limited	Ireland
ILFC Ireland 2 Limited	Ireland
ILFC Ireland 3 Limited	Ireland

ILFC Ireland Limited & Subsidiaries	Ireland
Iridium Funding Limited	Ireland
Jade Aircraft Leasing Limited	Ireland
Jasmine Aircraft Leasing Limited	Ireland
Jasper Aircraft Leasing Limited	Ireland
Leostream Aircraft Leasing Limited	Ireland
Librastream Aircraft Leasing Limited	Ireland
Limelight Funding Limited	Ireland
Lishui Aircraft Leasing Limited	Ireland
Mainstream Aircraft Leasing Limited	Ireland
Melodic Aircraft Leasing Limited	Ireland
Monophonic Aircraft Leasing Limited	Ireland
Moonlight Aircraft Leasing (Ireland) Limited	Ireland
NimbusFunding Limited	Ireland
Philharmonic Aircraft Leasing Limited	Ireland
Polyphonic Aircraft Leasing Limited	Ireland
Quadrant MSN 5869 Limited	Ireland
RainbowFunding Limited	Ireland
Rouge Aircraft Leasing Limited	Ireland
Scarlet Aircraft Leasing Limited	Ireland
Shrewsbury Aircraft Leasing Limited	Ireland
SkyFunding II Holdings Limited	Ireland
SkyFunding II Limited	Ireland
SkyFunding Limited	Ireland
Skyscape Limited	Ireland
SoraFunding Limited	Ireland
StratocumulusFunding Limited	Ireland
StratusFunding Limited	Ireland
Streamline Aircraft Leasing Limited	Ireland
Sunflower Aircraft Leasing Limited	Ireland
Symphonic Aircraft Leasing Limited	Ireland
Synchronic Aircraft Leasing Limited	Ireland
TetraFunding Limited	Ireland
Transversal Aircraft Holdings Limited	Ireland
Transversal Aircraft Leasing II Limited	Ireland
Transversal Aircraft Leasing Limited	Ireland
Triple Eight Aircraft Holdings Limited	Ireland
Triple Eight Aircraft Leasing Limited	Ireland
Virgostream Aircraft Leasing Limited	Ireland
XLease MSN (1439) Limited	Ireland
XLease MSN (1450) Limited	Ireland
Acorn Aviation Limited	Isle of Man
AerCap Holding (IOM) Limited	Isle of Man
AerCap International (Isle of Man) Limited	Isle of Man
AerCap IOM 2 Limited	Isle of Man
AerCap Note Purchaser (IOM) Limited	Isle of Man

AerLift Leasing Limited and Subsidiaries (39%) (unconsolidated)	Isle of Man
CRESCENT AVIATION LIMITED	Isle of Man
Stallion Aviation Limited	Isle of Man
AerCap Jet Limited	Jersey
ILFC Labuan ECA Ltd.	Malaysia
ILFC Labuan Ltd.	Malaysia
AerCap A330 Holdings B.V.	Netherlands
AerCap AerVenture Holding B.V.	Netherlands
AerCap Aviation Solutions B.V.	Netherlands
AerCap B.V.	Netherlands
AerCap Dutch Aircraft Leasing I B.V.	Netherlands
AerCap Dutch Aircraft Leasing IV B.V.	Netherlands
AerCap Dutch Aircraft Leasing VII B.V.	Netherlands
AerCap Dutch Global Aviation B.V.	Netherlands
AerCap Group Services B.V.	Netherlands
AerCap International B.V.	Netherlands
AerCap Leasing XIII B.V.	Netherlands
AerCap Leasing XXIX B.V.	Netherlands
AerCap Leasing XXX B.V.	Netherlands
AerCap Netherlands B.V.	Netherlands
Annamite Aircraft Leasing B.V.	Netherlands
BlowfishFunding B.V.	Netherlands
Clearstream Aircraft Leasing B.V.	Netherlands
FodiatorFunding B.V.	Netherlands
Harmony Funding B.V.	Netherlands
Harmony Funding Holdings B.V.	Netherlands
ILFC Aviation Services (Europe) B.V.	Netherlands
NimbusFunding B.V.	Netherlands
Quadrant MSN 209 B.V.	Netherlands
Quadrant MSN 2254 B.V.	Netherlands
Quadrant MSN 231 B.V.	Netherlands
Quadrant MSN 2310 B.V.	Netherlands
StratocumulusFunding B.V.	Netherlands
Worldwide Aircraft Leasing B.V.	Netherlands
Worldwide Aircraft Leasing II B.V.	Netherlands
AerCap Singapore Pte. Ltd.	Singapore
AerFi Sverige AB	Sweden
International Lease Finance Corporation (Sweden) AB	Sweden
AerCap UK Limited	United Kingdom
ILFC UK Limited	United Kingdom
Acsal Holdco LLC (19.44%) (unconsolidated)	United States
AerCap Global Aviation Trust	United States
AerCap Group Services, Inc.	United States
AerCap Hangar 52, Inc.	United States
AerCap Leasing USA I, Inc.	United States
AerCap Leasing USA II, Inc.	United States

AerCap U.S. Global Aviation LLC	United States
AerCap, Inc.	United States
AeroTurbine, Inc. (and subsidiaries)	United States
Aircraft 32A-2731 Inc.	United States
Aircraft 32A-3147 Inc.	United States
Aircraft 32A-3148 Inc.	United States
Aircraft 32A-810 Inc.	United States
Aircraft 33A-272 Inc.	United States
Aircraft 33A-358 Inc.	United States
Aircraft 33A-364 Inc.	United States
Aircraft 34A-216 Inc.	United States
Aircraft 73B-25374 Inc.	United States
Aircraft 73B-25375 Inc.	United States
Aircraft 73B-26323 Inc.	United States
Aircraft 73B-28249 Inc.	United States
Aircraft 73B-30671 Inc.	United States
Aircraft 73B-31127 Inc.	United States
Aircraft 73B-32796 Inc.	United States
Aircraft 73B-32841 Inc.	United States
Aircraft 73B-33220 Inc.	United States
Aircraft 73B-38821 Inc.	United States
Aircraft 73B-41794 Inc.	United States
Aircraft 73B-41796 Inc.	United States
Aircraft 73B-41806 Inc.	United States
Aircraft 73B-41815 Inc.	United States
Aircraft B757 29382 Inc.	United States
Aircraft B767 29388 Inc.	United States
Aircraft SPC-12, LLC and subsidiaries	United States
Aircraft SPC-14, Inc.	United States
Aircraft SPC-3, Inc.	United States
Aircraft SPC-4, Inc.	United States
Aircraft SPC-8, Inc.	United States
Aircraft SPC-9, LLC and subsidiaries	United States
Apollo Aircraft Inc.	United States
Brokat Leasing, LLC	United States
CABREA, Inc.	United States
Delos Aircraft Inc.	United States
Euclid Aircraft, Inc.	United States
Fleet Solutions Holdings Inc.	United States
Flying Fortress Financing, LLC & Subsidiaries	United States
Grand Staircase Aircraft, LLC	United States
Hyperion Aircraft Financing Inc.	United States
Hyperion Aircraft Inc.	United States
ILFC Aviation Consulting, Inc.	United States
ILFC Dover, Inc.	United States
ILFC Volare, Inc.	United States

Interlease Aircraft Trading Corporation	United States
Interlease Management Corporation	United States
International Lease Finance Corporation and subsidiaries	United States
Klementine Holdings, Inc.	United States
Klementine Leasing, Inc.	United States
Maiden Leasing, LLC	United States
Park Topanga Aircraft, LLC	United States
Romandy Triple Sept LLC	United States
States Aircraft, Inc.	United States
Temescal Aircraft, LLC & Subsidiaries	United States
Top Aircraft, Inc.	United States